SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 11, 2004

Wells Fargo Financial Auto Owner Trust 2004-A
(Exact name of registrant as specified in its charter)
Delaware	333-110039	20-6150771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Wilmington Trust Company Rodney Square North, 1100 North Market Street Wilmington, Delaware 19890-0001
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (302) 651-1000

Item 5. Other Events

On or about March 11, 2004, Wells Fargo Receivables, LLC transferred certain motor vehicle retail installment sale contracts (the “Receivables”) to ACE Securities Corp. (the “Seller”) and the Seller transferred the Receivables to Wells Fargo Financial Auto Owner Trust 2004-A (the “Trust”).  The Trust granted a security interest in the Receivables to JPMorgan Chase Bank and issued Asset Backed Notes in the aggregate original principal amount of $500,000,000 (the “Notes”). This Current Report on Form 8-K is being filed to file execution copies of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Administration Agreement, Subservicing Agreement, Sale Agreement, Transfer Agreement, Purchase Agreement and Underwriting Agreement executed in connection with the issuance of the Notes.

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

Item 601(a) of Regulation S-K

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wilmington Trust Company, dated as of March 11, 2004.

4.2

Indenture, between the Trust and JPMorgan Chase Bank, dated as of March 1, 2004.

4.3

Sale and Servicing Agreement, among the Trust, ACE Securities Corp., Wells Fargo Financial, Inc., and JPMorgan Chase Bank, dated as of March 1, 2004.

4.4

Administration Agreement, among the Trust, Wells Fargo Financial, Inc., and JPMorgan Chase Bank, dated as of March 1, 2004.

4.5

Subservicing Agreement, among Wells Fargo Financial, Inc., and Wells Fargo Financial Acceptance, Inc., dated as of March 1, 2004.

10.1

Sale Agreement, among Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Receivables, LLC, dated February 24, 2004.

10.2

Transfer Agreement, among certain affiliates of Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Acceptance, Inc., dated February 24, 2004.

10.3

Purchase Agreement, between Wells Fargo Financial Receivables, LLC and ACE Securities Corp., dated February 24, 2004.

10.4

Underwriting Agreement, among ACE Securities Corp. and Deutsche Bank Securities Inc., dated February 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO FINANCIAL ACCEPTANCE, INC.

By: /s/ Steven N. Owenson

Steven N. Owenson

Treasurer

Dated:  March 22, 2004

INDEX TO EXHIBITS

Exhibit No.

Description

4.1

Amended & Restated Trust Agreement, between ACE Securities Corp. and Wilmington Trust Company, dated as of March 11, 2004.

4.2

Indenture, between the Trust and JPMorgan Chase Bank, dated as of March 1, 2004.

4.3

Sale and Servicing Agreement, among the Trust, ACE Securities Corp., Wells Fargo Financial, Inc., and  JPMorgan Chase Bank, dated as of March 1, 2004.

4.4

Administration Agreement, among the Trust, Wells Fargo Financial, Inc., and JPMorgan Chase Bank, dated as of March 1, 2004.

4.5

Subservicing Agreement, among Wells Fargo Financial, Inc., and Wells Fargo Financial Acceptance, Inc., dated as of March 1, 2004.

10.1

Sale Agreement among Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Receivables, LLC, dated February 24, 2004.

10.2

Transfer Agreement among certain affiliates of Wells Fargo Financial Acceptance, Inc., and Wells Fargo Financial Acceptance, Inc., dated February 24, 2004.

10.3

Purchase Agreement, between Wells Fargo Financial Receivables, LLC and ACE Securities Corp., dated February 24, 2004.

10.4

Underwriting Agreement, among ACE Securities Corp. and Deutsche Bank Securities Inc., dated February 24, 2004.